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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 4, 2006

                                 MATHSTAR, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                  000-51560              41-1881957
   (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)             File Number)        Identification No.)

   19075 NW Tanasbourne Drive, Suite 200, Hillsboro, OR          97124
         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (503) 726-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On May 4, 2006, MathStar, Inc. issued a press release announcing the Company's Version 2.0 of the FPOA(TM) Design Tools and first customer shipment dates.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. The following exhibit is being furnished as part of this report:

EXHIBIT NO.                      DESCRIPTION
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99.1          Press Release of MathStar, Inc. dated May 4, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MathStar, Inc.


Date: May 4, 2006                 By: /s/ James W. Cruckshank
                                      ------------------------------------------
                                      James W. Cruckshank
                                      Vice President of Administration and Chief
                                      Financial Officer (Principal Financial
                                      Officer and Principal Accounting Officer)

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                                  EXHIBIT INDEX

EXHIBIT NO.                      DESCRIPTION
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99.1          Press Release of MathStar, Inc. dated May 4, 2006.

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